Exhibit 10.2

GUARANTY

FOR VALUE RECEIVED, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to FLOTEK INDUSTRIES, INC., a Delaware corporation (“Holdings”), FLOTEK INDUSTRIES, INC., a Delaware corporation (“Holdings”), CESI CHEMICAL, INC., an Oklahoma corporation (“CESI Chemical”), CESI MANUFACTURING, LLC, an Oklahoma limited liability company (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a Texas corporation (“MTI”), SOONER ENERGY SERVICES, LLC, an Oklahoma limited liability company (“Sooner Energy”), TELEDRIFT COMPANY, a Delaware corporation (“Teledrift”), TURBECO, INC., a Texas corporation (“Turbeco”; and together with Holdings, CESI Chemical, CESI Manufacturing, MTI, Sooner Energy and Teledrift, individually, each a “Borrower” and jointly and severally, the “Borrowers”), by the Lenders (as defined in the Credit Agreement hereinafter defined) and by PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for itself and as agent for the other Lenders (PNC, together with its successors and assigns in such capacity, “Agent”), each of the direct or indirect subsidiaries of Holdings identified on the signature pages hereof (individually, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”) hereby agree as of September 23, 2011 as follows:

1. Guaranty of Obligations. Each Guarantor unconditionally, absolutely, irrevocably, jointly and severally guarantees the full and prompt payment and performance when due, whether at stated maturity, by required prepayment, declaration, demand, acceleration or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C., 88 362(a)), and at all times thereafter, of all obligations of each Borrower to Agent for the benefit of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due, including, without limitation, all Obligations under or in connection with (and as defined in) that certain Revolving Credit and Security Agreement, dated on or about the date hereof, by and among Borrowers, each of the financial institutions from time to time party thereto (individually, each a “Lender” and collectively, the “Lenders” and Agent (as hereafter amended, amended and restated, supplemented, joined, extended and/or otherwise modified from time to time, the “Credit Agreement”) and each of the documents, instruments and agreements executed and delivered in connection therewith, as each may be modified, increased, amended, supplemented or replaced from time to time (all such obligations are herein referred to, collectively, as the “Liabilities”, and all documents evidencing or securing any of the Liabilities, including without limitation, the Credit Agreement and Other Documents, are herein referred to, collectively, as the “Loan Documents”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement. This Guaranty (this “Guaranty”) is a guaranty of payment and performance when due and not of collection.

In the event of any default by any Borrower in making payment when due (whether at stated maturity, by required prepayment, declaration, demand, acceleration, or otherwise) of, or default by any Borrower in performance of, any of the Liabilities, including but not limited to an Event of Default under the Credit Agreement (as defined therein), each Guarantor agrees on demand by Agent to pay and perform all of the Liabilities as are then or thereafter become due and owing or are to be performed under the terms of the Loan Documents. Guarantors further agree to pay all expenses (including, without limitation, reasonable attorneys’ fees and expenses) paid or incurred by Agent in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty (collectively, “Enforcement Costs”).

2. Continuing Nature of Guaranty and Liabilities. Except pursuant to the conditions of Paragraph 4 below, this Guaranty shall be continuing and shall not be discharged, impaired or affected by:

a. the insolvency of any Guarantor or the payment in full of all of the Liabilities at any time or from time to time prior to termination of the Credit Agreement and all other Loan Documents and the full and final release and discharge of all obligations of all parties thereunder;

b. the power or authority or lack thereof of any Borrower to incur the Liabilities;

c. the validity or invalidity of any of the Loan Documents or the documents securing the same;

d. the existence or non-existence of any Borrower as a legal entity;

e. any transfer by any Borrower of all or any part of any Collateral in which Agent, for the benefit of the Lenders, has been granted a lien or security interest pursuant to the Loan Documents;

f. any statute of limitations affecting the liability of any Guarantor under this Guaranty or the Loan Documents or the ability of Agent to enforce this Guaranty or any provision of the Loan Documents; or

g. any right of offset, counterclaim or defense of any Guarantor whatsoever (other than payment in part or in full and performance in full of all of the Liabilities after the termination of the Credit Agreement in accordance with the terms of the Loan Documents), including, without limitation, those which have been waived by Guarantors pursuant to Paragraphs 6 and 8 hereof.

3. Insolvency of any Borrower or Guarantors. Without limiting the generality of any other provision hereof, each Guarantor agrees that, in the event of the dissolution or insolvency of any Borrower or any Guarantor or the inability of any Borrower or any Guarantor to pay its respective debts as they mature, or an assignment by any Borrower or any Guarantor for the benefit of creditors, or the institution of any proceeding by or against any Borrower or any Guarantor alleging that such Borrower or such Guarantor is insolvent or unable to pay its respective debts as they mature and in the case of any proceeding against any Borrower or any Guarantor, such proceeding is not dismissed within thirty (30) days, Guarantors will pay to Agent forthwith the full amount which would be payable hereunder by Guarantors if all of the Liabilities were then due and payable, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable.

4. Payment of the Liabilities. Any amounts received by Agent from whatever source on account of the Liabilities may be applied by Agent toward the payment of such of the Liabilities, and in such order of application, as provided in the Credit Agreement, and notwithstanding any payments made by or for the account of Guarantor pursuant to this Guaranty.

Each Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Agent to any of the Liabilities is or must be rescinded or returned by Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower), such Liabilities shall, for the purposes of this Guaranty and to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by Agent, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Agent had not been made.

5. Permitted Actions of Agent. Agent may from time to time, in its sole discretion and without notice to any Guarantor, take any or all of the following actions:

a. retain or obtain a security interest in any assets of any Borrower or any third party to secure any of the Liabilities or any obligations of any Guarantor hereunder;

b. retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantors, with respect to any of the Liabilities;

c. extend or renew for one or more periods (whether or not longer than the original period), alter, exchange or increase any of the Liabilities;

d. waive, ignore or forbear from taking action or otherwise exercising any of its default rights or remedies with respect to any default by any Borrower under the Loan Documents;

e. release, waive or compromise any obligation of any Guarantor hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities, without notice to any other obligor or any other guarantor;

f. release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any collateral, including, but not limited to the Collateral, now or hereafter securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property;

g. demand payment or performance of any of the Liabilities which are due and owing from Guarantors at any time or from time to time, whether or not Agent shall have exercised any of its rights or remedies with respect to any property securing any of the Liabilities or any obligation hereunder, or proceeded against any other obligor primarily or secondarily liable for payment or performance of any of the Liabilities; and

h. exercise or refrain from exercising any rights under the Loan Documents against any Borrower or other Person or otherwise act or refrain from acting.

6. Specific Waivers. Without limiting the generality of any other provision of this Guaranty, each Guarantor hereby expressly waives:

a. notice of the acceptance by Agent of this Guaranty;

b. notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Liabilities;

c. presentment, demand, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices whatsoever with respect to the payment or performance of the Liabilities or the amount thereof or any payment or performance by Guarantors hereunder;

d. all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder or any security for or guaranty of any of the foregoing;

e. any right to direct or affect the manner or timing of Agent’s enforcement of its rights or remedies;

f. any defense, right of set-off or other claim whatsoever (other than payment in full and performance in full of all of the Liabilities after any termination of the Credit Agreement in accordance with the terms of the Loan Documents) that any Borrower or any third party may or might have to the payment or performance of the Liabilities;

g. any and all defenses which would otherwise arise upon the occurrence of any event or contingency described in Paragraph 1 hereof or upon the taking of any action by Agent permitted hereunder;

h. any defense, right of set-off, claim or counterclaim whatsoever (other than payment and performance in full or part of all of the Liabilities after any termination of the Credit Agreement in accordance with the terms of the Loan Documents), and any and all other rights, benefits, protections and other defenses which such Guarantor may have, against Agent or any Lender now or at any time hereafter, to full payment or performance of the Liabilities pursuant to the terms of this Guaranty; and

i. all other principles or provisions of law, if any, that conflict with the terms of this Guaranty, including, without limitation, the effect of any circumstances that may or might constitute a legal or equitable discharge of a guarantor or surety.

7. Irrevocability. Each Guarantor hereby further waives all rights to revoke this Guaranty at any time, and all rights to revoke any agreement executed by such Guarantor at any time to secure the payment and performance of such Guarantor’s obligations under this Guaranty, including, without limitation, the Loan Documents.

8. Waiver of Subrogation and Certain Other Rights. Prior to the satisfaction in full of all Liabilities (other than indemnification and other contingent Obligations, in each case not yet due and payable or in respect of which no assertion of liability and no claim or demand for payment has been made), each Guarantor hereby waives and shall have no right of subrogation, reimbursement, exoneration, contribution or indemnity against any Borrower or any other guarantor for any reason, including but not limited to, by reason of any payments made or acts performed by each Guarantor in compliance with the obligations of such Guarantor hereunder or any actions taken by Agent pursuant to this Guaranty or pursuant to the Loan Documents.

Each Guarantor agrees that nothing contained in this Guaranty shall prevent Agent from suing to collect on the Liabilities or from exercising concurrently or successively any rights available to it at law and/or in equity or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantors. Each Guarantor hereby authorizes and empowers Agent to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of each Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

Notwithstanding any foreclosure of the lien of any security agreement with respect to any or all of any personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, or by the acceptance of possession of any other collateral in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty. Without limiting the generality of the foregoing:

Each Guarantor specifically agrees that upon an Event of Default under and as defined in the Credit Agreement, Agent may elect to non-judicially or judicially foreclose against any personal property, including but not limited to its rights under that certain Security Agreement executed by the Guarantors in favor of Agent, dated as of the date hereof and any other document executed by a Guarantor as security for this Guaranty or exercise any other remedy against any Borrower, any security for the Liabilities or any other guarantor, even if the effect of that action is to deprive Guarantors of the right to collect reimbursement from the applicable third party for any sums paid to Agent hereunder.

9. Covenants. Each Guarantor agrees that it shall take all action necessary to permit or enable each Borrower to comply with such Borrower’s obligations under Articles V, VI and VII of the Credit Agreement. Except as permitted under the Loan Documents, no Guarantor shall, until (a) indefeasible repayment in full in cash of the Obligations (other than indemnification and other contingent Obligations, in each case not yet due and payable or in respect of which no assertion of liability and no claim or demand for payment has been made), (b) the termination of the Credit Agreement and (c) all Letters of Credit issued under the Credit Agreement have expired, terminated or been fully collateralized in cash in an amount and manner satisfactory to Agent, accept any payment or other transfer of assets or funds from any Borrower, including without limitation, the payment of any management, consulting or similar fees.

10. Subordination. Each Guarantor hereby subordinates any and all indebtedness of each Borrower to Guarantors to the full and prompt payment and performance of all of the Liabilities. Each Guarantor agrees that Agent shall be entitled to receive payment of all Liabilities prior to such Guarantor’s receipt of payment of any amount of any indebtedness of any Borrower to any Guarantor. Any payments on such indebtedness to Guarantors, if Agent so requests, shall be collected, enforced and received by Guarantors, in trust, as trustee for Agent and shall be paid over to Agent on account of the Liabilities, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty. Agent is authorized and empowered, but not obligated, in its sole discretion, (a) in the name of Guarantors, to collect and enforce, and to submit claims in respect of, indebtedness of any Borrower to any Guarantor and to apply any amounts received thereon to the Liabilities, and (b) to require each Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of any Borrower to any Guarantor, and (ii) to pay any amounts received on such indebtedness to Agent for application to the Liabilities.

11. Assignment of Agent’s Rights. Agent may, from time to time, without notice to any Guarantor, assign or transfer any or all of the Liabilities or any interest therein and, notwithstanding any such assignment or transfer of the Liabilities or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purpose of this Guaranty. Each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such party’s interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were Agent; provided, however, that unless Agent shall otherwise consent in writing, Agent shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty for its own benefit as to those of the Liabilities which Agent has not assigned or transferred.

12. Indulgences Not Waivers. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Agent, except as expressly set forth in a writing duly signed and delivered by Agent. No action of Agent permitted hereunder shall in any way affect or impair the rights of Agent or the obligations of any Guarantor under this Guaranty.

13. Financial Condition of Borrowers. Each Guarantor represents and warrants that it is fully aware of the financial condition of each Borrower, and Guarantor delivers this Guaranty based solely upon its own independent investigation of such Borrower’s financial condition and in no part upon any representation or statement of Agent with respect thereto. Each Guarantor further represents and warrants that it is in a position to and hereby does assume full responsibility for obtaining such additional information concerning each Borrower’s financial condition as Guarantors may deem material to its obligations hereunder, and no Guarantor is relying upon, nor expecting Agent to furnish it any information in Agent’s possession concerning such Borrower’s financial condition or concerning any circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

Each Guarantor hereby waives any duty on the part of Agent to disclose to Guarantors any facts it may now or hereafter know about any Borrower, regardless of whether Agent has reason to believe that any such facts materially increase the risk beyond that which Guarantors intends to assume, or has reason to believe that such facts are unknown to Guarantors.

Each Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “Guaranty” which includes, without limitation, the possibility that any Borrower will contract for additional indebtedness for which Guarantors may be liable hereunder after such Borrower’s financial condition or ability to pay its lawful debts when they fall due has deteriorated.

14. Representations and Warranties. Each Guarantor individually represents and warrants to Agent that each of the following statements is accurate and complete as of the date of this Guaranty:

a. Each Guarantor is duly organized or formed, as applicable, and in good standing under the laws of each jurisdiction in which such Guarantor is incorporated or formed, as the case may be, and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. A “Material Adverse Effect” shall mean, as to any Guarantor, a material adverse effect on (a) the financial condition, results of operations, assets, business or properties of such Guarantor, (b) such Guarantor’s ability to duly and punctually pay or perform the Liabilities and Obligations in accordance with the terms thereof, (c) such Guarantor’s (taken as a whole) ability to duly and punctually pay or perform the Liabilities in accordance with the terms hereof, (d) the value of the Collateral, or Agent’s Liens on the Collateral or the priority of any such Lien or (e) the practical realization of the benefits of Agent’s and each Lender’s rights and remedies under this Guaranty and the Other Documents.

b. the execution, delivery and performance by Guarantors of this Guaranty are within the power of each Guarantor and have been duly authorized by all necessary actions on the part of each Guarantor;

c. this Guaranty has been duly executed and delivered by each Guarantor and constitutes a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally;

d. the execution, delivery and performance of this Guaranty do not (i) violate any provisions of law or any order of any court or other agency of government (each, a “Requirement of Law”), (ii) contravene any provision of any Guarantor’s organizational documents or any material contract or agreement to which such Guarantor is a party or by which such Guarantor or such Guarantor’s assets are bound (each, a “Contractual Obligation”) or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any property, asset or revenue of any Guarantor except pursuant to or as set forth in the Loan Documents;

e. all consents, approvals, orders and authorizations of, and registrations, declarations and filings with, any governmental agency or authority or other person or entity (including, without limitation, the shareholders or partners of any entity), if any, which are required to be obtained in connection with the execution and delivery of this Guaranty or the performance of each Guarantor’s obligations hereunder have been obtained, and each is in full force and effect;

f. Each Guarantor has paid all taxes and other charges imposed by any governmental agency or authority due and payable by such Guarantor other than those which are being Properly Contested;

g. No Guarantor is in violation of any Applicable Law or contractual obligation to the best of such Guarantor’s knowledge;

h. No Guarantor is an investment company (as defined in the Investment Company Act of 1940) nor is any Guarantor controlled by an investment company;

i. no litigation, investigation or proceeding of any governmental authority or agency is pending or, to the knowledge of Guarantors, threatened against any Guarantor which, if adversely determined, could have or could reasonably be expected to have a Material Adverse Effect; and

j. Each Guarantor hereby confirms, adopts and makes, as to itself, as if set out in full herein, all of the other representations and warranties not expressly included in this Guaranty that are set forth in the Credit Agreement and that relate or apply to such Guarantor, and shall be deemed to have made all such representations and warranties as to itself in this Guaranty as if set out in full herein.

15. Guarantor Financial Information. Each Guarantor will provide Agent in writing such financial and other information with respect to its assets and liabilities as Agent shall reasonably request from time to time, in form and substance satisfactory to Agent.

16. Binding Upon Successors. This Guaranty shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Agent and its successors and assigns. All references herein to a “Borrower” shall be deemed to include its successors and assigns, and all references herein to a “Guarantor” shall be deemed to include Guarantors and their respective successors and assigns.

In addition and notwithstanding anything to the contrary contained in this Guaranty or in any other document, instrument or agreement between or among any of Agent, any Borrower, any Guarantor or any third party, the obligations of Guarantors with respect to the Liabilities shall be joint and several with any other person or entity that now or hereafter executes a guaranty of any of the Liabilities separate from this Guaranty.

17. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered, faxed to the fax numbers provided herein or sent by United States certified or registered mail, return receipt requested, addressed to Guarantor or Agent at their respective stated below, or at such other address as either party hereafter notices the other party as herein provided. Notices shall be effective at the times and in the manner set forth in Section 16.6 of the Credit Agreement.

Agent’s Address for Notices:

	If to Agent:	PNC Bank, National Association
2100 Ross Avenue, Suite 1850
Dallas, Texas 75201
	Attention:	Relationship Manager (Flotek)
	Telephone:	(214) 871-1256
	Facsimile:	(214) 871-2015

and to:

PNC Bank, National Association
Two Tower Center Blvd.
East Brunswick, New Jersey 08816
	Attention:	Josephine Griffin
	Telephone:	(732) 220-4388
	Facsimile:	(732) 220-4394

with a copy to:

PNC Bank, National Association
PNC Agency Services
Agent Firstside Center
500 First Avenue, 4th Floor
Pittsburgh, Pennsylvania 15219
	Attention:	Lisa Pierce
	Telephone:	(412) 762-6442
	Facsimile:	(412) 762-8672

with an additional copy to:

Patton Boggs LLP
2000 McKinney Avenue, Suite 1700
Dallas, Texas 75201
	Attention:	Michelle W. Suarez
	Telephone:	(214) 758-1500
	Facsimile:	(214) 758-1550

Guarantor’s Address for Notices:

c/o Flotek Industries, Inc.
2930 W. Sam Houston Parkway North, Suite 300

Houston, Texas 77043
	Attention:	Jesse (Jempy) Neyman
	Telephone:	713-849-9911
	Facsimile:	713-896-4511
	Email:	jneyman@flotekind.com

with a copy to:

Doherty & Doherty LLP
1717 St. James Place, Suite 520
Houston, Texas 77056
	Attention:	Casey Doherty
	Telephone:	(713) 572-1000
	Facsimile:	(713) 572-1001
	Email:	casey@doherty-law.com

18. GOVERNING LAW; ADDITIONAL WAIVERS. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OR OTHER RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF TEXAS. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY GUARANTOR WITH RESPECT TO ANY OF THE LIABILITIES, THIS GUARANTY OR ANY RELATED AGREEMENT MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS OR ANY STATE COURT IN DALLAS COUNTY, TEXAS, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. EACH GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. GUARANTOR WAIVES THE RIGHT TO REMOVE ANY JUDICIAL PROCEEDING BROUGHT AGAINST SUCH GUARANTOR IN ANY STATE COURT TO ANY FEDERAL COURT. ANY JUDICIAL PROCEEDING BY GUARANTOR AGAINST AGENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS.

Nothing herein shall affect or impair Agent’s right to serve legal process in any manner permitted by law or Agent’s right to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdiction. Wherever possible each provision of this Guaranty shall be interpreted as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

EACH GUARANTOR ACKNOWLEDGES THAT IT HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS GUARANTY AND THE LOAN DOCUMENTS. GUARANTOR FURTHER ACKNOWLEDGES THAT BY EXECUTING THIS GUARANTY, IT IS WAIVING CERTAIN RIGHTS AS OTHERWISE SET FORTH HEREIN TO WHICH GUARANTOR MAY OTHERWISE BE ENTITLED BY LAW.

THIS GUARANTY CONTAINS THE COMPLETE UNDERSTANDING OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREIN. GUARANTOR ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY STATEMENTS OR REPRESENTATIONS OF AGENT OR ANY LENDER NOT CONTAINED IN THIS GUARANTY AND THAT SUCH STATEMENTS OR REPRESENTATIONS, IF ANY, ARE OF NO FORCE OR EFFECT AND ARE FULLY SUPERSEDED BY THIS GUARANTY.

This Guaranty supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect in writing, signed by Guarantor’s officers. Neither this Guaranty nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Guarantor acknowledges that it has been advised by counsel in connection with the execution of this Guaranty and the Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Guaranty. This Guaranty may only be modified by a writing executed by Guarantors and Agent.

19. ENTIRE UNDERSTANDING. THIS GUARANTY CONTAINS THE ENTIRE UNDERSTANDING BETWEEN GUARANTORS AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES HERETO. ANY PROMISES, REPRESENTATIONS, WARRANTIES, OR GUARANTEES NOT HEREIN CONTAINED AND HEREINAFTER MADE SHALL HAVE NO FORCE AND EFFECT UNLESS IN WRITING, SIGNED BY GUARANTORS AND AGENT’S RESPECTIVE OFFICERS. NEITHER THIS GUARANTY NOR ANY PORTION OR PROVISIONS HEREOF MAY BE CHANGED, MODIFIED, AMENDED, WAIVED, SUPPLEMENTED,

DISCHARGED, CANCELLED, OR TERMINATED ORALLY OR BY ANY COURSE OF DEALING, OR IN ANY MANNER OTHER THAN BY AN AGREEMENT IN WRITING, SIGNED BY THE PARTY TO BE CHARGED. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL IN CONNECTION WITH THE EXECUTION OF THIS GUARANTY AND THE LOAN DOCUMENTS AND IS NOT RELYING UPON ORAL REPRESENTATIONS OR STATEMENTS INCONSISTENT WITH THE TERMS AND PROVISIONS OF THIS GUARANTY. EACH GUARANTOR FURTHER ACKNOWLEDGES THAT BY EXECUTING THIS GUARANTY, IT IS WAIVING CERTAIN RIGHTS AS OTHERWISE SET FORTH HEREIN TO WHICH GUARANTOR MAY OTHERWISE BE ENTITLED AT LAW.

20. Severability; Captions; Counterparts; Facsimile Signature. If any provision of this Guaranty is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Guaranty which shall be given effect so far as possible. The captions in this Guaranty are intended for convenience and reference only and shall not affect the meaning or interpretation of this Guaranty. This Guaranty may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission or other electronic means, which signatures shall be considered original executed counterparts. Each party to this Guaranty agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

21. WAIVER OF JURY TRIAL. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

22. Survival. It is the express intention and agreement of the parties hereto that all covenants, representations, warranties, and waivers and indemnities made by Guarantor herein shall survive the execution, delivery, and termination of this Guaranty until all Obligations are performed in full and indefeasibly paid in full in cash and the Loan Documents are terminated.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first written above.

GUARANTOR

FLOTEK PAYMASTER, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

PADKO INTERNATIONAL INCORPORATED

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

PETROVALVE, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

FLOTEK INTERNATIONAL, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

[SIGNATURE PAGE TO GUARANTY]